Exhibit 99.2

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF EMPIRE INTERACTIVE PLC

We have audited the financial statements of Empire Interactive plc for the year ended 31 December 2004 which comprise the consolidated profit and loss account, the balance sheets, the consolidated cash flow statement, the consolidated statement of total recognised gains and losses and notes 1 to 26. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

The directors’ responsibilities for preparing the annual report and the financial statements in accordance with United Kingdom law and accounting standards are set out in the statement of directors’ responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom auditing standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors’ report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the group is not disclosed.

We read other information contained in the annual report and consider whether it is consistent with the audited financial statements. This other information comprises only the directors’ report and the business review. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. We are not required to consider whether the board’s statements on internal control cover all risks and controls, or form an opinion on the effectiveness of the Group’s corporate governance procedures or its risk and control procedures. Our responsibilities do not extend to any other information.

BASIS OF OPINION

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the Company and the Group at 31 December 2004 and of the profit of the Group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ Grant Thornton UK LLP

GRANT THORNTON UK LLP
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS

LONDON

23 May 2005

EMPIRE INTERACTIVE PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNT

For the year ended 31 DECEMBER 2004

	Note	2004 £'000	2003 £'000

Turnover	2	29,413	30,438

Cost of sales		(14,143)	(12,887)

Gross profit		15,270	17,551

Sales and marketing expenses		(5,477)	(6,487)
Development expenses		(8,425)	(9,647)
Administrative expenses		(900)	(806)

Total operating expenses		(14,802)	(16,940)

Operating profit		468	611

Net interest payable	3	(61)	-

Profit on ordinary activities before taxation	2	407	611

Tax on profit on ordinary activities	5	83	450

Profit for the financial year		490	1,061

Basic earnings per share	7	0.72p	1.57p

Fully diluted earnings per share	7	0.72p	1.53p

All activities of the Group are classed as continuing.

                 The accompanying accounting policies and notes form an integral part of these financial statements.

EMPIRE INTERACTIVE PLC

BALANCE SHEETS

As at 31 DECEMBER 2004

		Group		Company
	Note	2004 £'000	2003 £'000	2004 £'000	2003 £'000

Fixed assets
Intangible assets	8	77	164	-	-
Tangible assets	9	516	599	-	-
Investments	10	-	-	88	175

		593	763	88	175

Current assets
Stock	11	563	728	-	-
Debtors	12	4,357	3,004	1,006	1,011
Debtors: amounts falling due after one year	13	312	300	7,706	8,011
Cash at bank and in hand		17	14	-	1

		5,249	4,046	8,712	9,023

Creditors: amounts falling due within one year	14	(4,272)	(3,690)	(115)	(66)

Net current assets		977	356	8,597	8,957

Total assets less current liabilities		1,570	1,119	8,685	9,132

Capital and reserves
Called up share capital	17	68	68	68	68
Share premium account	18	10,199	10,147	10,199	10,147
Shares to be issued, including premium	18	-	52	-	52
Profit and loss account	18	(8,697)	(9,148)	(1,582)	(1,135)

Shareholders' funds		1,570	1,119	8,685	9,132

The financial statements were approved by the Board of Directors on 23 May 2005 and were signed on its behalf by:

Ian Higgins - Director

David Seftel - Director

                 The accompanying accounting policies and notes form an integral part of these financial statements.

EMPIRE INTERACTIVE PLC

CONSOLIDATED CASH FLOW STATEMENT

For the year ended 31 DECEMBER 2004

	Note	2004 £'000	2003 £'000

Net cash outflow from operating activities	19	(311)	(1,797)

Returns on investments and servicing of finance
Bank interest payable		(62)	(4)
Bank interest receivable		-	9
Finance lease interest		(2)	(4)
Other interest payable and similar charges		-	(1)
Interest receivable on corporation tax		3	-

		(61)	-

Taxation		171	(33)

Capital expenditure and financial investment
Purchase of tangible fixed assets		(79)	(144)
Sale of tangible fixed assets		13	6

Net cash outflow on capital expenditure and financial investment		(66)	(138)

Disposal of subsidiary		-	(26)

Management of liquid resources
Sale of short term deposits		-	777

Financing
Capital element of finance lease rentals		(19)	(37)

Net cash outflow from financing		(19)	(37)

Decrease in cash	20	(286)	(1,254)

                 The accompanying accounting policies and notes form an integral part of these financial statements.

EMPIRE INTERACTIVE PLC

CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

For the year ended 31 DECEMBER 2004

	Note	2004 £'000	2003 £'000

Profit for the financial year		490	1,061
Currency translation differences on opening net assets		(39)	(93)

Total gains and losses recognised for the year		451	968

Prior year adjustment	1	-	(4,963)

Total gains and losses recognised since last financial statement		451	(3,995)

                 The accompanying accounting policies and notes form an integral part of these financial statements.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

1	BASIS OF PREPARATION

The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost convention.

The principal accounting policies of the Group have remained unchanged from those set out in the Group’s previous financial statements. The prior year adjustment noted within the statement of total recognised gains and losses relates to the change in policy adopted in the prior year in relation to development expenditure and turnover which was detailed in the 31 December 2003 financial statements. The Group’s principal accounting policies are set out below:

TURNOVER

Turnover is the total amount receivable by the Group for goods supplied and services provided, net of provisions for discounts and returns. Turnover and profit are recognised on delivery, unless the outcome can be assessed with reasonable certainty, in which case turnover and profit are recognised on the basis of the proportion of attributable development costs incurred to the total of such costs. Reasonable certainty is considered to exist only where the products concerned have received final software approval. All amounts are stated net of VAT.

The excess of advances received under long-term contracts over amounts that have been recognised in the profit and loss account is disclosed separately as payments on account within creditors.

DEVELOPMENT EXPENDITURE

Expenditure incurred in respect of research and development is written off to the profit and loss account in the year incurred.

Expenditure on fixed assets for development purposes is shown in the balance sheet in tangible fixed assets under development equipment. These assets comprise computers and associated hardware used in the development of products.

BASIS OF CONSOLIDATION

The Group financial statements consolidate those of the Company and of its subsidiary undertakings drawn up to 31 December 2004. The results of subsidiary undertakings acquired during the year, where applicable, are included from the date of acquisition.

GOODWILL

Goodwill on consolidation, representing the excess of the fair value of the consideration paid over the fair value of the identifiable net assets of subsidiary undertakings at the date of acquisition, is capitalised and amortised over its estimated useful economic life.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

TANGIBLE FIXED ASSETS AND DEPRECIATION

Depreciation is provided at rates calculated to write off the cost or valuation of fixed assets, less their estimated residual value, over the expected useful lives on the following bases:

Freehold property	2% straight line on cost
Leasehold property	straight line over lease period
Fixtures and fittings	25% reducing balance
Motor vehicles	25% reducing balance
Office equipment	25% reducing balance
Development equipment	50% straight line

INVESTMENTS

Investments held as fixed assets are stated at cost less provision for any diminution in value.

STOCKS

Stock is valued at the lower of cost and net realisable value. Stock represents mainly finished goods for resale together with some of the component materials necessary to produce a completed software product. Cost represents only the purchase price of component materials. No overheads are incorporated into the value of stock. Net realisable value represents the estimated selling price less all further costs to completion and sales costs.

LEASED ASSETS

Where the Group enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a finance lease. The asset is recorded in the balance sheet as a tangible fixed asset and depreciated accordingly. Future instalments under such leases, net of finance charges, are included in creditors. Rentals payable are apportioned between the financial element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight line basis over the lease term.

PENSION COSTS

The Group operates an executive pension scheme which is a defined contribution scheme. Contributions are charged to the profit and loss account in the period in which they arise.

FOREIGN CURRENCIES

Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. The financial statements of foreign subsidiaries are translated at the rate of exchange ruling at the balance sheet date. The exchange differences arising from retranslation of the opening net investment in subsidiaries are taken directly to reserves. All other exchange differences are dealt with through the profit and loss account.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

DEFERRED TAXATION

Deferred tax is recognised on all timing differences where the transactions or events that give the Group an obligation to pay more tax in the future, or a right to pay less tax in the future, have occurred by the balance sheet date. Deferred tax assets are recognised when it is more likely than not that they will be recovered. Deferred tax is measured using rates of tax that have been enacted or substantively enacted by the balance sheet date.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

2	TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

All turnover and profit before tax are attributable to the development and publishing of entertainment software, and all net assets are employed therein. As all development of product takes place through Empire Interactive Europe Limited, which is based in the UK, all turnover and profit before tax originates in the UK.

A geographical analysis of turnover by destination and net assets is given below:

	Turnover		Net assets
	2004 £'000	2003 £'000	2004 £'000	2003 £'000
North America	11,975	13,465	899	292
United Kingdom	6,953	7,191	671	827
Rest of Europe	9,811	9,185	-	-
Rest of World	674	597	-	-

	29,413	30,438	1,570	1,119

The profit on ordinary activities before taxation is stated after charging/(crediting):

	2004 £'000	2003 £'000

Auditors' remuneration:
Audit services	36	31
Tax services	17	6

Other operating lease rentals	179	256
Exchange differences on foreign currency transactions	(51)	(361)
(Profit)/loss on disposal of tangible fixed assets	(2)	2

Depreciation and amortisation:
Goodwill	87	87
Tangible fixed assets, owned	137	200
Tangible fixed assets, held under finance leases	14	22

3	NET INTEREST PAYABLE

	2004 £'000	2003 £'000

Interest payable on bank loans and overdrafts	(62)	(4)
Finance charges in respect of finance leases	(2)	(4)
Other interest payable and similar charges	-	(1)

	(64)	(9)
Bank interest receivable	-	9
Interest receivable on corporation tax	3	-

	(61)	-

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

4	DIRECTORS AND EMPLOYEES

Staff costs during the year including directors, were as follows:

	2004 £'000	2003 £'000

Wages and salaries	4,248	4,796
Social security costs	487	567
Pension costs	44	48

	4,779	5,411

The average number of employees during the year was:

	2004 Number	2003 Number

Sales, marketing and distribution	32	39
Development	76	106
Administrative	13	13

	121	158

Detailed disclosures of directors’ individual remuneration and share options are given within the directors’ report on page 11.

5	TAX ON PROFIT ON ORDINARY ACTIVITIES

The taxation credit represents:

	2004 £'000	2003 £'000

UK corporation tax on profits for the year at 30%	-	-
Research and Development credits - previous years	(119)	(183)
Overseas taxation	48	33
Deferred tax asset	(12)	(300)

Total current tax	(83)	(450)

The tax assessed for the period is lower than the standard rate of corporation tax in the United Kingdom of 30% (2003: 30%). The differences are explained as follows:

	2004 £'000	2003 £'000

Profit on ordinary activities before tax	407	611

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

TAX ON PROFIT ON ORDINARY ACTIVITIES (CONTINUED)

	2004 £'000	2003 £'000

Profit on ordinary activities multiplied by the standard rate of corporation
tax in the United Kingdom of 30% (2003: 30%)	122	183

Effect of:
Marginal relief	(1)	-
Expenses not deductible for tax purposes	60	10
Differences between capital allowances and depreciation	(10)	48
Other timing differences - losses utilised	(157)	(241)
Double taxation relief	(14)	-
Overseas taxation	48	33
Research and Development credits - previous years	(119)	(183)
Deferred tax asset	(12)	(300)

Tax credit for year	(83)	(450)

Unrelieved tax losses of £8.6 million (2003: £8.8 million) remain available to offset against future taxable trading profits.

The deferred tax asset of £312,000 at 31 December 2004 (2003: £300,000) is based upon a reasonable expectation of the current games pipeline’s performance.

6	RESULTS FOR THE FINANCIAL YEAR

The Company has taken advantage of section 230 Companies Act 1985 and has not included its own profit and loss account in these financial statements. The Group’s profit for the year includes a loss of £448,000 (2003: £459,000 loss) which is dealt with in the financial statements of the Company.

7	EARNINGS PER SHARE

The calculation of the basic earnings per share is based on the profit attributable to ordinary shareholders of £490,000 (2003: £1,061,000) divided by the weighted average number of shares in issue during the year.

The weighted average number of shares used in the calculations are set out below:

2004 Number of shares	2003 Number of shares

67,855,383	67,789,323

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

8	INTANGIBLE FIXED ASSETS

The Group goodwill on consolidation comprises:

Total £'000

Cost
At 1 January 2004 and at 31 December 2004	476

Amortisation
At 1 January 2004	312
Provided in the year	87

At 31 December 2004	399

Net book amount at 31 December 2004	77

Net book amount at 31 December 2003	164

Goodwill relates to Razorworks Limited (acquired in 2000). Goodwill amortisation is based on a five year useful economic life estimated by the directors, and is calculated on a straight line basis. The business and assets of Razorworks Limited, which is now dormant, have been transferred into another Group company however the revenues and costs derived from it are still separately identifiable.

9	TANGIBLE FIXED ASSETS

Group	Freehold Properties £'000	Short leasehold properties £'000	Motor vehicles £'000	Furniture, fittings and office equipment £'000	Development equipment £'000	Total £'000

Cost
At 1 January 2004	291	121	159	613	1,202	2,386
Additions	-	-	-	41	38	79
Disposals	-	-	(30)	-	(508)	(538)

At 31 December 2004	291	121	129	654	732	1,927

Depreciation
At 1 January 2004	20	120	90	418	1,139	1,787
Charge for the period	6	1	19	57	68	151
Disposals	-	-	(19)	-	(508)	(527)

At 31 December 2004	26	121	90	475	699	1,411

Net book amount at
31 December 2004	265	-	39	179	33	516

Net book amount at
31 December 2003	271	1	69	195	63	599

The Group net book value of tangible fixed assets includes an amount of£39,000 (2003: £64,000) relating to motor vehicles and £2,000 (2003:£3,000) relating to office equipment in respect of assets held under finance leases. The primary rentals in respect of these finance leases had all been paid at 31 December 2004.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

10	FIXED ASSET INVESTMENTS

Company	Shares in subsidiary undertakings £'000

Cost
At 1 January 2004	487
Disposal in year	-

At 31 December 2004	487

Provision for diminution in value
At 1 January 2004	312
Provision for the year	87

At 31 December 2004	399

Net book amount at 31 December 2004	88

Net book amount at 31 December 2003	175

The subsidiary undertakings at 31 December 2004 are listed below:

Subsidiary undertakings	Country of incorporation and principal operations	Ordinary share capital held	Activity

Empire Interactive Europe Limited*	England and Wales	100%	Developer and publisher of
			entertainment software

Empire Interactive Inc*	USA	100%	Publisher of entertainment
			software

Empire Interactive Holdings Limited	England and Wales	100%	Holding company

Razorworks Limited	England and Wales	100%	Dormant

*Owned by intermediate holding company, Empire Interactive Holdings Limited

11	STOCK AND WORK IN PROGRESS

Group

	2004 £'000	2003 £'000

Finished goods for resale and component materials	563	728

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

12	DEBTORS

	Group		Company
	2004 £'000	2003 £'000	2004 £'000	2003 £'000
Trade debtors	4,208	2,721	-	-
Amounts owed by Group undertakings	-	-	1,000	1,000
Corporation tax	50	150	-	-
Other debtors	9	23	-	-
Prepayments and accrued income	90	110	6	11

	4,357	3,004	1,006	1,011

13	DEBTORS AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	Group		Company
	2004 £'000	2003 £'000	2004 £'000	2003 £'000
Deferred tax asset	312	300	-	-
Amounts owed by Group undertakings	-	-	7,706	8,011

	312	300	7,706	8,011

14	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group		Company
	2004 £'000	2003 £'000	2004 £'000	2003 £'000
Bank overdraft	350	61	33	-
Trade creditors	2,625	2,864	59	30
Social security and other taxes	250	168	6	24
Other creditors	29	4	-	-
Accruals	682	574	17	12
Payments on account	336	-	-	-
Amounts due under finance leases	-	19	-	-

	4,272	3,690	115	66

Payments on account relate to payments received under distribution contracts. Amounts due under finance leases are secured on the assets to which they relate. The bank overdraft is secured by a fixed and floating charge over assets of the Group.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

15	COMMITMENTS UNDER FINANCE LEASE AGREEMENTS

Group

	2004 £'000	2003 £'000
Amounts payable within one year	-	19

16	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Group’s financial instruments comprise cash including short-term deposits, and items such as trade debtors and trade creditors, that arise directly from its operations. The main risks arising from the Group financial instruments are liquidity risk and currency risk. Short term debtors and creditors have been excluded from all the following disclosures, other than currency risk disclosures.

The Group seeks to manage liquidity risk to ensure there is sufficient liquidity available to meet foreseeable needs. When the Group has excess cash assets, these are placed on short term deposits with banks rated AA or better by all three leading rating agencies. During the year, the Group arranged bank facilities of up to £1.7 million based on forecast requirements and trade debtors. The interest on both bank deposits and facilities are at floating rates based upon LIBOR.

At the year end the Group had net undrawn bank facilities of £1,370,000. The facility is scheduled for review in June 2005.

The Group operates in overseas markets and is subject to currency exposures on transactions undertaken. As shown in note 2, 41% (2003: 44%) of the Group’s turnover by destination related to North America. This entire turnover was denominated in US Dollars. By contrast a much smaller proportion of the Group’s expenditure was denominated in US Dollars. In 2003 the majority of turnover occurred in the first half of the year where as in 2004 the majority occurred in the second half. During the second half of 2003 the US Dollar weakened significantly against sterling, however the movement in 2004 was more limited.

Where there is sufficient certainty as to the amount and timing of monetary currency exposures, then after consultation with the Board, the Group purchases forward contracts with the sole purpose of hedging these exposures. The ability of the Board to mitigate currency risk in the short term without undue cost is however limited.

There were no unrecognised gains and losses at the year end as all forward currency contracts had been closed. All year end foreign exchange differences on retranslation of foreign assets and liabilities were therefore dealt with in accordance with the accounting policy described in note 1.

The sterling equivalent, which is the functional currency, of the Group’s net assets/(liabilities) denominated in foreign currencies at 31 December 2004 were as follows:

	2004 £'000	2003 £'000
US Dollars	504	219
Euros	188	638
Other	-	(25)

	692	832

The fair values of the Group’s financial instruments are considered to be not materially different to the book values.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

17	SHARE CAPITAL

Group and Company	2004 £'000	2003 £'000
Authorised
100,000,000 ordinary shares of 0.1p each	100	100

Allotted, called up and fully paid
67,861,002 (2003: 67,794,837) ordinary shares of 0.1p each	68	68

Options to subscribe for ordinary shares of 0.1p each have been granted to directors and employees of the Group. Outstanding options at 31 December 2004 are as follows:

Shares under option	Date of grant	Exercise price	Dates from which exercisable	Expiry date
249,550	May 2000	54.0p	25 July 2001	24 July 2005

264,200	June 2000 (Approved Scheme)	54.0p	28 June 2003	27 June 2010

443,517	June 2000 (Unapproved Scheme)	54.0p	28 June 2003	27 June 2010

318,334	July 2000	60.0p	14 July 2003	13 July 2010

166,667	July 2000	60.0p	25 July 2001	24 July 2005

535,000	July 2001 (Unapproved Scheme - EMI Schedule)	45.0p	26 July 2004	25 July 2011

5,000	July 2001 (Unapproved Scheme)	45.0p	26 July 2004	25 July 2011

112,000	July 2001 (Unapproved Scheme)	45.0p	see below	25 July 2011

66,674	May 2002 (Unapproved Scheme-EMI Schedule)	37.5p	8 May 2005	8 May 2012

45,326	May 2002 (Unapproved Scheme)	37.5p	8 May 2005	8 May 2012

100,000	July 2002 (Unapproved Scheme)	32.5p	9 July 2005	9 July 2012

508,658	June 2003 (Unapproved Scheme - EMI Schedule)	9.25p	19 June 2006	19 June 2013

159,952	June 2003 (Approved Scheme)	9.25p	19 June 2006	19 June 2013

752,366	June 2003 (Unapproved Scheme)	9.25p	19 June 2006	19 June 2013

3,727,244

In relation to the amount of 112,000 shares under option granted in July 2001, one third are exercisable from 26 July 2002, one third from 26 July 2003 and one third from 26 July 2004.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

18	RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

	Number of shares	Share capital £'000	Share premium £'000	Shares to be issued including premium £'000	Profit and loss account £'000		Total £'000
Group
At 1 January 2004	67,794,837	68	10,147	52	(9,148)		1,119
Exchange difference on consolidation	-	-	-	-	(39)		(39)
Profit for the year	-	-	-	-	490		490
Shares issued - deferred
consideration on acquisition
of subsidiary)	66,165	-	52	(52)	-		-

At 31 December 2004	67,861,002	68	10,199	-	(8,6	97	1,570

Company
At 1 January 2004	67,794,837	68	10,147	52	(1,135)		9,132
Loss for the year	-	-	-	-	(447)		(447)
Shares issued - deferred
consideration on acquisition
of subsidiary	66,165	-	52	(52)	-		-

At 31 December 2004	67,861,002	68	10,199	-	(1,582)		8,685

Shares issued in the year represent the final instalment of deferred consideration to certain Razorworks Limited former shareholders.

19	RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH OUTFLOWS

	2004 £'000	2003 £'000
Operating profit	468	611
Depreciation	151	222
Amortisation of goodwill	87	87
Loss on disposal of subsidiary	-	17
(Profit)/loss on disposal of tangible fixed assets	(2)	2
Decrease/(increase) in stock	165	(171)
Increase in debtors	(1,453)	(470)
Increase/(decrease) in creditors	312	(2,149)
Currency translation difference	(39)	54

Net cash outflow from operating activities	(311)	(1,797)

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

20	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET (DEBT)/FUNDS

	2004 £'000	2003 £'000
Decrease in cash in the year	(286)	(1,254)
Cash outflow from decrease in liquid resources	-	(777)
Capital element of finance lease rentals	19	37

Change in net funds relating from cash flows	(267)	(1,994)
Net (debt)/ funds at 1 January 2004	(66)	1,928

Net debt at 31 December 2004	(333)	(66)

21	ANALYSIS OF CHANGES IN NET (DEBT)/FUNDS

	At 1 January 2004 £'000	Cashflow £'000	At 31 December 2004 £'000
Cash at bank and in hand	14	3	17
Bank overdraft	(61)	(289)	(350)

	(47)	(286)	(333)
Finance leases	(19)	19	-

	(66)	(267)	(333)

22	CAPITAL COMMITMENTS

There were no capital commitments at 31 December 2004 and 31 December 2003.

23	CONTINGENT ASSETS AND CONTINGENT LIABILITIES

There were no contingent assets at 31 December 2004 and 31 December 2003, except as disclosed in relation to unrelieved tax losses in note 5.

There were no Group contingent liabilities at 31 December 2004 and 31 December 2003.

The Company has guaranteed the bank overdraft of its subsidiary, Empire Interactive Europe Limited. The total liability under this guarantee at the balance sheet date was £319,000 (2003: £89,000).

24	PENSIONS

The Company operates a defined contribution pension scheme for the benefit of certain executives. The assets of the scheme are administered by trustees in a fund independent from those of the Group.

EMPIRE INTERACTIVE PLC

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 2004

25	LEASING COMMITMENTS

Operating lease payments amounting to £94,000 (2003: £61,000) are due within one year, all of which relate to land and buildings. The leases to which these amounts relate expire as follows:

	2004 £'000	2003 £'000
Leases expiring:
Within one year	5	-
After more than one year, but within five years	89	61

	94	61

26	RELATED PARTY TRANSACTIONS

Transactions during the year, and year end balances, with entities in which directors have an interest, were as follows:

Directors and relationship	Entity	Incurred by the Group 2004 £'000	Incurred by the Group 2003 £'000	Description	Due from the Group at 31 December 2004 £'000	Due from the Group at 31 December 2003 £'000
Ian Higgins and Simon Jeffrey	Minds Eye	1,062	1,093	Development	-	303
are directors and	Productions			and
shareholders	Limited			graphics
Ian Higgins and Simon Jeffrey	Albert's	65	66	Rent	11	6
are trustees and	Retirement
beneficiaries	Fund

All transactions arose during the course of normal business.